American Growth Fund Series Two
Class E AMREX - Class F AMRHX

Summary Prospectus - April 12, 2011

Before you invest, you may want to review the Fund´s prospectus, which contains more information about the Fund and its risks. You can find the Fund´s prospectus and other information about the Fund online at www.americangrowthfund.com/agflit_download.htm. You can also get this information at no cost by calling 800-525-2406 or by sending an e-mail request to info@americangrowthfund.com. The current prospectus ("Prospectus") and statement of additional information ("SAI"), dated February 23, 2011, are incorporated by reference into this summary prospectus. The Fund´s SAI may be obtained, free of charge, in the same manner as the Prospectus.

Risk Return Summary
Investment Objectives/Goals
The Fund´s primary objective is growth of capital.

Fee Table
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the American Growth Fund. More information about these and other discounts is available from your financial professional and in How to Reduce your Sales Charge, page 11 of the Fund´s prospectus and under Distribution of Fund Shares, Page 14 of the Fund´s statement of additional information.
	Class E	Class F
SHAREHOLDER FEES: (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	None
Maximum deferred sales charge (load) as a percentage of original purchase price or redemption proceeds, whichever is lower	1% (a)	1% (b)
Maximum sales charge (load) imposed on reinvested dividends	None	None
Redemption Fees	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment):
Management Fees	1.00%	1.00%
Distribution and Service (12b-1) fees	0.30%	1.00%
Other Expenses (c)	3.51%	3.51%
Total Annual Fund Operating Expenses	4.81%	5.51%
(a) Purchases of Class E shares in amounts of $1,000,000 or more which are not subject to an initial sales charge generally will be subject to a contingent deferred sales charge of 1.0% of amounts redeemed within the first year of purchase.
(b) For one year.
(c) "Other Expenses" are based on estimated amounts for the current fiscal year.

 This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund´s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Summary Prospectus - Page 1

	1 Year	3 Years
Class E	$1,031	$1,947
Class F	$653	$1,649
You would pay the following expenses if you did not redeem your shares:
Class E	$1,031	$1,947
Class F	$553	$1,649

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund´s performance.

Principal Investment Strategy
Investment Research Corporation (the "Adviser") manages the Fund using a growth style of investing. We use a consistent approach to build the Fund´s security portfolio which is made up primarily of common stocks and securities convertible into common stock. These securities are issued by large companies, and to a lesser extent, small and mid-sized companies. When a company´s fundamentals are strong, we believe earnings growth will follow.

Principal risks of investing in the Fund
The primary risks of investing in the Fund are:
~ Stock Market Risk - the value of an investment may fluctuate
~ Industry and Security Risk - risks relating to an industry as a whole or a company´s prospects for business success
~ Management Risk - risks that the Adviser´s assessment of a company´s growth prospects may not be accurate
~ Liquidity Risk - a given security or asset may not be readily marketable
~ Small Cap Risk - small cap stock risk tend to have a high exposure to market fluctuations and failure
~ Mid Cap Risk - mid cap stock risk tend to have a greater exposure to market fluctuations and failure
~ Convertible Security Risk - risk of loss of principal at maturity
Loss of some or all of the money you invest is a risk of investing in the Fund.

The Investment Adviser
The investment adviser is Investment Research Corporation.

Portfolio Manager
The Fund is managed by an Investment Committee made up of; Robert Brody, the President and Director of the Adviser and who has acted in this capacity for the Fund since 1958, Timothy Taggart, the Fund´s Chief Compliance Officer who has acted in this capacity since April of 2011, and Robert Fleck, employee of the Adviser who has acted in this capacity since April of 2011. The Investment Committee makes security purchase and sale recommendations for the Fund to Robert Brody, who passes them along to the Adviser trading desk.

Purchase and Sale of Fund Shares
You can purchase and sell your shares on any business day through your Financial Adviser, by mail by writing to: American Growth Fund, 1917 Market Street, Denver, CO, 80202, by wire if the sale is over $1,000 or by calling 800-525-2406 if the sale is $5,000 or less. When purchasing Fund shares there is no minimum initial or subsequent amount required.

Tax Consequences
Distributions from the Fund´s long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary´s Web site for more information.

Summary Prospectus - Page 2